 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM   8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

FIRST ROBINSON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-12969	36-4145294
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

501 EAST MAIN STREET, ROBINSON.  ILLINOIS 62454

(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code (618) 544-8621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of First Robinson Financial Corporation (the “Company”) held on July 26, 2012 (the “2012 Annual Meeting”), the Company’s stockholders voted on the following:

     (1) Election of the below-named nominees to the Board of Directors of the Company:

Nominee:	Votes For	Withheld	Broker Non- Votes

J. Douglas Goodwine	235,293	1,643	70,822
Robin E. Guyer	224,222	12,714	70,822

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of stockholders in 2015.

Other directors continuing in office following the 2012 Annual Meeting were Scott F. Pulliam, Steven E. Neeley, Rick L. Catt, and William K. Thomas.

(2) The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes

306,128	0	1,630	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ROBINSON FINANCIAL CORPORATION

Dated: July 31, 2012	By:	/s/ Rick L. Catt
Rick L. Catt, President/CEO

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